UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

DIRTT ENVIRONMENTAL SOLUTIONS LTD

(Exact name of Registrant as Specified in Its Charter)

Canada	001-39061	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.
Calgary, Alberta	T2C 1N6
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (403) 723-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

Rights Offering

On November 21, 2023, DIRTT Environmental Solutions Ltd. (the “Company”) announced that its board of directors has approved a rights offering to its common shareholders for aggregate gross proceeds of C$30,000,000 (the “Rights Offering”). Under the Rights Offering, each holder of the Company’s common shares (the “Common Shares”) of record at the close of business on December 12, 2023 (the “Record Date”) will receive one right (a “Right”) for each Common Share held. Each Right will entitle the holder to subscribe for 0.81790023 Common Shares at a subscription price (the “Subscription Price”) of C$0.35 per whole Common Share, exercisable for whole Common Shares only (the “Basic Subscription Privilege”). The Record Date is subject to the Company receiving applicable regulatory approvals. The Rights are expected to expire at 5:00 p.m. (Eastern Time) on January 5, 2024.

In accordance with applicable law, the Rights Offering will include an additional subscription privilege (the “Additional Subscription Privilege”) under which eligible holders of Rights who fully exercise the Rights issued to them under their Basic Subscription Privilege will be entitled to subscribe for additional Common Shares on a pro rata basis, that are not otherwise subscribed for under the Basic Subscription Privilege, subject to certain limitations.

The Company reserves the right to modify any terms of the contemplated Rights Offering, or to postpone or cancel the Rights Offering, at any time prior to the launch of the Rights Offering.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Rights Offering, on November 20, 2023, the Company entered into a Standby Purchase Agreement (the “Standby Purchase Agreement”) with 22NW Fund, LP (“22NW”) and 726 BC LLC and 726 BF LLC (collectively, “726” and together with 22NW, the “Standby Purchasers”). Subject to the terms and conditions of the Standby Purchase Agreement, each Standby Purchaser has agreed to exercise its Basic Subscription Privilege in full and, in addition thereto, to collectively purchase all Common Shares not subscribed for by holders under the Basic Subscription Privilege or Additional Subscription Privilege, so that 85,714,285 Common Shares will be sold and the Company will realize gross proceeds of C$30,000,000 under the Rights Offering (the “Standby Commitments”).

Specifically, pursuant to the Standby Purchase Agreement, 22NW and 726 have each agreed to exercise its Basic Subscription Privilege in full, and in addition thereto, to purchase from the Company at the Subscription Price, 50% and 50%, respectively of all Common Shares not issued under the Basic Subscription Privilege or Additional Subscription Privilege, or up to 42,857,142 Common Shares each. The allocation of the Common Shares purchased by 726 pursuant to the Standby Purchase Agreement will be determined by Shaun Noll in his sole discretion.

The Standby Commitments will ensure the Company realizes gross proceeds under the Rights Offering of C$30,000,000. 22NW and 726 currently hold approximately 20.4% and 16.2%, respectively, of the outstanding Common Shares and, as a result, are entitled (and required under their Standby Commitments) to purchase 17,467,412 and 13,843,008 Common Shares with an aggregate subscription price of approximately C$6,113,594 and C$4,845,053 (collectively, C$10,958,647) under their respective Basic Subscription Privileges. The Standby Purchasers may also exercise their Additional Subscription Privilege, subject to the availability and pro rata allocation of Common Shares among shareholders exercising their Additional Subscription Privilege. Under the Standby Commitments, each Standby Purchaser is required to purchase 50% of all Common Shares not subscribed for by holders under the Basic Subscription Privilege or Additional Subscription Privilege in addition to the exercise of such Standby Purchaser’s Basic Subscription Privilege in full and the exercise of its Additional Subscription Privilege, if any. In no event will either Standby Purchaser be required to subscribe for Common Shares with an aggregate Subscription Price in excess of C$15,000,000. If the aggregate Subscription Price paid by a Standby Purchaser in the Rights Offering equals C$15,000,000, and there remain Common Shares not subscribed for in the Rights Offering, the other Standby Purchaser is required to purchase such number of Common Shares as is necessary so that the aggregate gross proceeds to the Company pursuant to the Rights Offering is C$30,000,000.

22NW and 726 is each a related party of the Company on the basis that each holds, together with its joint actors, more than 10% of the outstanding Common Shares. Further, Aron English, a director of the Company, is a manager of 22NW Fund GP, LLC, the general partner of 22NW. Shaun Noll, a director of the Company, is the President and Chief Investment Officer of 726. The Standby Purchasers will not receive any fee for providing the Standby Commitments. The Company will reimburse the Standby Purchasers’ reasonable legal and other expenses in connection with the Standby Purchase Agreement, up to a maximum of C$30,000 per Standby Purchaser.

The Standby Purchase Agreement contains certain conditions precedent that must be satisfied by the closing of the Rights Offering, and if any such conditions precedent are not satisfied (or waived by the Standby Purchasers) on or before January 5, 2024 (subject to any cure periods), or the Rights Offering is otherwise terminated or cancelled, the Standby Purchase Agreement may be terminated by the Standby Purchasers. The Standby Purchase Agreement may also be terminated by the Standby Purchasers if (i) any order is made by a competent regulatory authority, and remains in effect, to cease trading the securities of the Company on the TSX; or (ii) the closing of the Rights Offering has not occurred on or before January 31, 2024, provided that each Standby Purchaser has used commercially reasonable efforts to comply with its obligations under the Standby Purchase Agreement and that the Standby Purchaser seeking to terminate the Standby Purchase Agreement has not been the cause of the failure to close the Rights Offering on or before January 31, 2024. The Company may terminate the Standby Purchase Agreement if the closing of the Rights Offering has not occurred, or the Rights Offering is otherwise terminated or canceled, on or before January 31, 2024, provided the Company has used commercially reasonable efforts to comply with its obligations under the Standby Purchase Agreement.

The Company expects to use the proceeds of the Rights Offering to reduce its outstanding indebtedness by any one or more of several means, including tender offers, open market or privately negotiated repurchases, or redemptions of its convertible debentures, or through prepayments or repayment of necessary operating lease facilities and amounts outstanding under its equipment leasing facilities. The Company also expects to use the proceeds of the Rights Offering for general corporate purposes, which may include investments in its business, funding potential future cash needs or operating losses, or funding working capital and capital expenditure needs.

The prospectus contained in the Company’s registration statement on Form S-1 (File No. 333-275172) (as may be amended from time to time, the “Registration Statement”) relating to the proposed Rights Offering has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective. Any offering of the securities under the Registration Statement related to the Rights Offering will only be made by means of a prospectus.

The Company has applied to have the Rights and the Common Shares issuable upon exercise of the Rights registered for sale (the “Offered Securities”), or the Company is relying on exemptions from registration, in the District of Columbia, Puerto Rico and all 50 states in the United States, except for the state of Arizona. In states that require registration, the Company will not distribute or sell the Offered Securities until such registration is effective in each of these states. As of the date hereof, such registration is not effective in California, Illinois, New York and Ohio; there can be no assurances that such registration will become effective in any of such states prior to the commencement of the Rights Offering or at any point prior to the expiration of the Rights Offering. If the registration in California is not effected, the Company expects the issuance of the Offered Securities in the Rights Offering and pursuant to the Standby Commitment to 726 and its affiliates residing in California to be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act for a transaction by an issuer not involving any public offering and Rule 506 of Regulation D promulgated under the Securities Act as a sale to accredited investors.

We will not distribute or sell the Offered Securities in the state of Arizona. If necessary in order to comply with certain states’ securities laws, we may choose to sell the Offered Securities in certain jurisdictions only through registered or licensed brokers or dealers. The foregoing description of the Standby Purchase Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Standby Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent necessary, the information set forth in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this Current Report are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, the words “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular and without limitation, this Current Report contains forward-looking information pertaining to the Rights Offering, the proceeds realized thereunder and the use thereof; the terms and timing of the Rights Offering; the Record Date; regulatory approvals in connection with the Rights Offering; the contents and filing of the offering documents in connection with the Rights Offering; the Standby Purchase Agreement and the obligations of the parties thereunder; and the anticipated expiration date of the Rights Offering.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on February 22, 2023, as supplemented by our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1*	Standby Purchase Agreement, dated November 20, 2023, by and among DIRTT Environmental Solutions Ltd., 22NW Fund, LP, 726 BC LLC and 726 BF LLC (incorporated by reference to Exhibit 10.32 to the Registrant’s Amendment No. 2 to Registration Statement on Form S-1, File No. 333-275172, filed on November 21, 2023).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

* Previously	filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: November 27, 2023	By:	/s/ Fareeha Khan
Fareeha Khan
Chief Financial Officer